FORMULAE FOR DETERMINING CUMULATIVE AND ANNUALIZED RATES OF RETURN
                     FOR EQUI-VEST THROUGH DECEMBER 31, 1993


         CRR = (UV[subscript: 12-31-93]/UV[subscript: (12-31-93)-B) - 1


         ARR = [(UV[subscript: 12-31-93]/UV[subscript: (12-31-93)-B]
               [superscript: 1/B - 1] x 100




where: B is the total time of the investment, in years or fraction thereof.

       UV[subscript: 12-31-93      is the separate account unit value at
                                   12-31-93.

       UV[subscript: (12-31-93)-B  is the  separate  account  unit value at time B year prior to 12-31-93.

       CRR is the cumulative rate of return over the period of B years.

       ARR is the annualized rate of return over the period of B years.

                     CUMULATIVE AND ANNUALIZED RATES OF RETURN FOR EQUI-VEST AND MOMENTUM
                             ACCUMULATION UNIT VALUES [subscript: UV(12-31-83)-B]

Division           12/31/93     12/31/92    12/31/90     12/31/88     12/31/83    12/31/73
--------           --------     --------    --------     --------     --------    --------
                                 B = 1       B = 3        B = 5        B = 10      B = 20     Since Inception*
                                 -----       -----        -----        ------      ------     ----------------

Stock             128.807492   104.627091   75.665624    67.220229    35.203215   13.930000      10.030000
Money Market       25.412953    25.014473   23.381166    20.319365    14.813059                  12.879414
Balanced           28.853651    26.038399   19.401129    15.801712                               10.000000
Aggressive         55.683075    48.301505   27.355194    18.092816                               10.000000

Quality Bond       98.779000                                                                     99.616600
High Yield        100.037700    82.338600   60.515300    59.788900                               53.471900
Growth & Income   100.782900   101.380100                                                       101.380100
Global            100.353500    76.983600   60.890200    52.544800                               55.637600
Conservative Inv. 100.548800    92.010700   74.555300                                            69.119900
Growth Investors  100.827100    88.663900   58.293400                                            51.533100

Intermediate Govt 100.470400    92.091600                                                        79.676917


                                       CUMULATIVE RATES OF RETURN (CRR)

Division           B = 1       B = 3        B = 5       B = 10       B = 20       Since Inception*
--------           -----       -----        -----       ------       ------       ----------------

Stock              23.11%      70.23%       91.62%      265.90%     824.68%           1184.22%
Money Market        1.59%       8.69%       25.07%       71.56%                         97.31%
Balanced           10.81%      48.72%       82.60%                                     188.54%
Aggressive         15.28%     103.56%      207.76%                                     456.83%

Quality Bond                                                                            -0.84%
High Yield         21.50%      65.31%       67.32%                                      87.08%
Growth & Income                                                                         -0.59%
Global             30.36%      64.81%       90.99%                                      80.37%
Conservative Inv.   9.28%      34.86%                                                   45.47%
Growth Investors   13.72%      72.96%                                                   95.66%
Intermediate Govt   9.10%                                                               26.10%


                        ANNUALIZED RATES OF RETURN (ARR)

Division              B = 1       B = 3        B = 5        B = 10      B = 20       Since Inception*
--------              -----       -----        -----        ------      ------       ----------------

Stock                 23.11%      19.40%       13.89%       13.85%      11.76%           10.57%
Money Market           1.59%       2.82%        4.58%        5.55%                        6.01%
Balanced              10.81%      14.15%       12.80%                                    11.58%
Aggressive            15.28%      26.73%       25.21%                                    19.44%

Quality Bond                                                                             -0.84%**
High Yield            21.50%      18.24%       10.84%                                     9.37%
Growth & Income                                                                          -0.59%**
Global                30.36%      18.12%       13.82%                                     9.74%
Conservative Inv.      9.28%      10.48%                                                  9.23%

Growth Investors      13.72%      20.04%                                                 17.12%

Intermediate Govt      9.10%                                                              8.79%


----------------
*Number of years since inception, or fraction thereof, where inception dates are:

Stock        08/01/68  Quality Bond     10/01/93    Conservative Inv.  10/02/89
Money Market 05/11/82  High Yield       01/02/87    Growth Investors   10/02/89
Balanced     05/01/84  Growth & Income  10/01/93    Intermediate Govt  04/01/91
Aggressive   05/01/84  Global           08/27/87

----------------
**Unannualized.

       FORMULAE FOR DETERMINING CUMULATIVE AND ANNUALIZED RATES OF RETURN
                           FOR EQUI-VEST CERTIFICATES


         Invested in One Investment Fund of the Hudson River Trust and
                        Terminated on December 31, 1993


              AV[subscript: 0] = $1,000.00

              AC[subscript: t] = min[$30.00,2% x AV[subscript: t]

              AV[subscript: t] = (AV[subscript: t-1] - AC[subscript: t-1]) x
                (UV[subscript: t]/UV[subscript: t-1])

              Acct = AVsubscript: 12-31-93 - ACsubscript: 12-31-93

              CV = Acct - SC

              AAR = [(CV/AV[subscript: 0])[superscript:1/B] - 1] x 100




where: AV[subscript: 0]   is the amount invested on the inception date.

       t is the anniversary date of the EQUI-VEST certificate, which is from 1 to B years after the date of inception (t=0).

       B is the total time of the investment, in years or fraction thereof, from the date of inception

       AC[subscript: t]   is the administration charge at time t.

       AV[subscript: t]   is the accumulated value at time t of AV[subscript: 0]

       UV[subscript: t]   is the separate account unit value at time t.

       Acct is the account value of the EQUI-VEST certificate on the termination date.

       CV is the cash value of the EQUI-VEST certificate on the termination date.

       SC is the applicable surrender charge for the EQUI-VEST certificate on the termination date.

       AAR is the average annual return over the period of B years.

        Standardized Performance for the Period Ending December 31, 1993
                             Investment Fund: Stock



                                B = One Year            B = Three Years           B = Five Years              B = Ten Years
                         ------------------------ ------------------------- --------------------------- -------------------------
                               Accum.      Admin.       Accum.      Admin.       Accum.       Admin.          Accum.      Admin.
   Date    Unit Value     t    Value       Charge  t    Value       Charge   t   Value        Charge     t    Value       Charge
---------- ------------- ----- ----------- ------ ----- ----------- ------- ---- ------------ --------- ----- ----------- -------
12/31/83     35.203215                                                                                   0    1,000.00
12/31/84     34.028544                                                                                   1      966.63     19.33
12/31/85     45.113988                                                                                   2    1,255.90     25.12
12/31/86     52.103759                                                                                   3    1,421.47     28.43
12/31/87     55.302407                                                                                   4    1,478.56     29.57
12/31/88     67.220229                                                       0   1,000.00                5    1,761.25     30.00
12/31/89     83.400518                                                       1   1,240.71       24.81    6    2,147.98     30.00
12/31/90     75.665624                             0    1,000.00             2   1,103.12       22.06    7    1,921.55     30.00
12/31/91    102.761532                             1    1,358.10     27.16   3   1,468.19       29.36    8    2,568.91     30.00
12/31/92    104.627091    0    1,000.00            2    1,355.10     27.10   4   1,464.95       29.30    9    2,585.00     30.00
12/31/93    128.807492    1    1,231.11     24.62  3    16,34.91     30.00   5   1,767.44       30.00   10    3,145.49     30.00


Account Value (Acct):          1,206.49                 1,604.91                 1,737.44                     3,115.49


TSA, IRA*, SEP, EDC Plan and Participant-Owned HR-10 Plan Certificates:
Surrender Charge (SC):            72.39                    80.00                    80.00                        80.00
Cash Value (CV):               1,134.10                 1,524.91                 1,657.44                     3,035.49
Average Annual Return (AAR):      13.41%                   15.10%                   10.63%                       11.74%

Trusteed and NQ Contracts:
Surrender Charge (SC):            60.00                    60.00                    60.00                         0.00
Cash Value (CV):               1,146.49                 1,544.91                 1,677.44                     3,115.49
Average Annual Return (AAR):      14.65%                   15.60%                   10.90%                       12.03%

QP IRA Contracts (Individual):
Surrender Charge (SC):            65.15                    80.00                    80.00                        80.00
Cash Value (CV):               1,141.34                 1,524.91                 1,657.44                     3,035.49
Average Annual Return (AAR):      14.13%                   15.10%                   10.63%                       11.74%

---------------
* Includes QP IRA group certificates.


3/30/94
                                                             [EQV93PRF.XLW]Stock

        Standardized Performance for the Period Ending December 31, 1993
                          Investment Fund: Money Market



                                 B = One Year             B = Three Years           B = Five Years              B = Ten Years
                          ------------------------- ------------------------- --------------------------- --------------------------
                                Accum.      Admin.        Accum.      Admin.       Accum.       Admin.          Accum.      Admin.
Date        Unit Value     t    Value       Charge   t    Value       Charge   t   Value        Charge     t    Value       Charge
----------- ------------- ----- ----------- ------- ----- ----------- ------- ---- ------------ --------- ----- ----------- --------
12/31/83      14.813059                                                                                    0    1,000.00
12/31/84      16.215445                                                                                    1    1,094.67     21.89
12/31/85      17.308762                                                                                    2    1,145.11     22.90
12/31/86      18.220373                                                                                    3    1,181.31     23.63
12/31/87      19.180943                                                                                    4    1,218.72     24.37
12/31/88      20.319365                                                        0   1,000.00                5    1,265.23     25.30
12/31/89      21.887910                                                        1   1,077.19       21.54    6    1,335.64     26.71
12/31/90      23.381166                              0    1,000.00             2   1,127.67       22.55    7    1,398.23     27.96
12/31/91      24.478278                              1    1,046.92     20.94   3   1,156.97       23.14    8    1,434.56     28.69
12/31/92      25.014473    0    1,000.00             2    1,048.46     20.97   4   1,158.67       23.17    9    1,436.66     28.73
12/31/93      25.412953    1    1,015.93     20.32   3    1,043.86     20.88   5   1,153.58       23.07    10   1,430.36     28.61


Account Value (Acct):             995.61                  1,022.98                 1,130.51                     1,401.75

TSA, IRA*, SEP, EDC Plan and Participant-Owned HR-10 Plan Certificates:
Surrender Charge (SC):             59.74                     61.38                    61.05                        37.85
Cash Value (CV):                  935.87                    961.60                 1,069.46                     1,363.90
Average Annual Return (AAR):       -6.41%                    -1.30%                    1.35%                        3.15%

Trusteed and NQ Contracts:
Surrender Charge (SC):             53.76                     55.24                    60.00                         0.00
Cash Value (CV):                  941.85                    967.74                 1,070.51                     1,401.75
Average Annual Return (AAR):       -5.82%                    -1.09%                    1.37%                        3.43%

QP IRA Contracts (Individual):
Surrender Charge (SC):             53.76                     55.24                    61.05                        37.85
Cash Value (CV):                  941.85                    967.74                 1,069.46                     1,363.90
Average Annual Return (AAR):       -5.82%                    -1.09%                    1.35%                        3.15%

---------------
* Includes QP IRA group certificates.


3/30/94
                                                     [EQV93PRF.XLW] Money Market

        Standardized Performance for the Period Ending December 31, 1993
                            Investment Fund: Balanced



                                     B = One Year               B = Three Years              B = Five Years
                              --------------------------- ---------------------------- ---------------------------
                                    Accum.      Admin.          Accum.      Admin.          Accum.       Admin.
Date            Unit Value     t    Value       Charge     t    Value       Charge      t   Value        Charge
--------------- ------------- ----- ----------- --------- ----- ----------- ---------- ---- ------------ ---------
12/31/88          15.801712                                                             0   1,000.00
12/31/89          19.688488                                                             1   1,245.97      24.92
12/31/90          19.401129                                0    1,000.00                2   1,203.23      24.06
12/31/91          27.165865                                1    1,400.22      28.00     3   1,651.09      30.00
12/31/92          26.038399    0    1,000.00               2    1,315.27      26.31     4   1,553.81      30.00
12/31/93          28.853651    1    1,108.12     22.16     3    1,428.32      28.57     5   1,688.57      30.00


Account Value (Acct):               1,085.96                    1,399.75                    1,658.57





TSA, IRA*, SEP, EDC Plan and Participant-Owned HR-10 Plan Certificates:
Surrender Charge (SC):                 65.16                       80.00                       80.00
Cash Value (CV):                    1,020.80                    1,319.75                    1,578.57
Average Annual Return (AAR):            2.08%                       9.69%                       9.56%

Trusteed and NQ Contracts:
Surrender Charge (SC):                 58.64                       60.00                       60.00
Cash Value (CV):                    1,027.32                    1,339.75                    1,598.57
Average Annual Return (AAR):            2.73%                      10.24%                       9.84%

QP IRA Contracts (Individual):
Surrender Charge (SC):                 58.64                       75.59                       80.00
Cash Value (CV):                    1,027.32                    1,324.16                    1,578.57
Average Annual Return (AAR):            2.73%                       9.81%                       9.56%

---------------
* Includes QP IRA group certificates.


3/30/94
                                                         [EQV93PRF.XLW] Balanced

        Standardized Performance for the Period Ending December 31, 1993
                        Investment Fund: Aggressive Stock



                                 B = One Year               B = Three Years              B = Five Years
                          --------------------------- ---------------------------- ---------------------------
                                Accum.      Admin.          Accum.      Admin.          Accum.       Admin.
Date        Unit Value     t    Value       Charge     t    Value       Charge      t   Value        Charge
----------- ------------- ----- ----------- --------- ----- ----------- ---------- ---- ------------ ---------
12/31/88      18.092816                                                             0   1,000.00
12/31/89      25.864365                                                             1   1,429.54      28.59
12/31/90      27.355194                                0    1,000.00                2   1,481.70      29.63
12/31/91      50.511325                                1    1,846.50      30.00     3   2,681.23      30.00
12/31/92      48.301505    0    1,000.00               2    1,737.03      30.00     4   2,535.25      30.00
12/31/93      55.683075    1    1,152.82     23.06     3    1,967.90      30.00     5   2,888.10      30.00


Account Value (Acct):           1,129.76                    1,937.90                    2,858.10





TSA, IRA*, SEP, EDC Plan and Participant-Owned HR-10 Plan Certificates:
Surrender Charge (SC):              67.79                       80.00                      80.00
Cash Value (CV):                 1,061.97                    1,857.90                   2,778.10
Average Annual Return (AAR):         6.20%                      22.93%                     22.67%

Trusteed and NQ Contracts:
Surrender Charge (SC):              60.00                       60.00                      60.00
Cash Value (CV):                 1,069.76                    1,877.90                   2,798.10
Average Annual Return (AAR):         6.98%                      23.37%                     22.85%

QP IRA Contracts (Individual):
Surrender Charge (SC):              61.01                       80.00                      80.00
Cash Value (CV):                 1,068.75                    1,857.90                   2,778.10
Average Annual Return (AAR):         6.88%                      22.93%                     22.67%

---------------
* Includes QP IRA group certificates.


3/30/94
                                                 [EQV93PRF.XLW] Aggressive Stock

        Standardized Performance for the Period Ending December 31, 1993
                               B = Since Inception
                           ---------------------------


                                  Investment Fund: Balanced                              Investment Fund: Aggressive Stock
                                                  Accum.          Admin.                                    Accum.         Admin.
   Date           Unit Value           t          Value          Charge      Unit Value          t          Value         Charge
---------        --------------      -------    -----------     ---------   --------------     ------     ----------     ----------
  5/1/84           10.000000          0.00      1,000.00                      10.000000        0.00       1,000.00
 4/30/85           11.322949          1.00      1,132.29         22.65        12.162050        1.00       1,216.21        24.32
 4/30/86           15.169983          2.00      1,486.66         29.73        17.906847        2.00       1,754.87        30.00
 4/30/87           16.439187          3.00      1,578.82         30.00        23.155393        3.00       2,230.44        30.00
 4/30/88           14.685893          4.00      1,383.63         27.67        19.679475        4.00       1,870.12        30.00
 4/30/89           17.015587          5.00      1,571.06         30.00        21.856608        5.00       2,043.69        30.00
 4/30/90           18.601026          6.00      1,684.65         30.00        25.019351        6.00       2,305.08        30.00
 4/30/91           21.148296          7.00      1,881.24         30.00        38.258256        7.00       3,478.94        30.00
 4/30/92           24.898643          8.00      2,179.51         30.00        45.986648        8.00       4,145.64        30.00
 4/30/93           26.386400          9.00      2,277.98         30.00        45.883488        9.00       4,106.41        30.00
12/31/93           28.853651          9.67      2,458.17         20.02        55.683075        9.67       4,947.03        20.02

           Account Value (Acct):                2,438.15                                                  4,927.01





TSA, IRA*, SEP, EDC Plan and Participant-Owned HR-10 Plan Certificates:
Surrender Charge (SC):                             65.83                                                     80.00
Cash Value (CV):                                2,372.32                                                  4,847.01
Average Annual Return (AAR):                        9.35%                                                    17.74%

Trusteed and NQ Contracts:
Surrender Charge (SC):                              0.00                                                      0.00
Cash Value (CV):                                2,438.15                                                  4,927.01
Average Annual Return (AAR):                        9.66%                                                    17.93%

QP IRA Contracts (Individual):
Surrender Charge (SC):                             65.83                                                     80.00
Cash Value (CV):                                2,372.32                                                  4,847.01
Average Annual Return (AAR):                        9.35%                                                    17.74%

---------------
* Includes QP IRA group certificates.

4/5/94
                                    [EQV93PRF.XLW] Since inception (RevBalAgg)

        Standardized Performance for the Period Ending December 31, 1993
                          Investment Fund: Quality Bond

                                                             Since Inception
                                                      --------------------------
                                                        Accum.           Admin.
   Date                Unit Value           t           Value           Charge
   ----                ----------           -           -----           ------
 12/31/88
 12/31/89
 12/31/90
 12/31/91
  10/1/93              99.616618           0           1,000.00
 12/31/93              98.778977           1             991.59           7.47

      Account Value (Acct):                              984.12

TSA, IRA*, SEP, EDC Plan and Participant-Owned HR-10 Plan Certificates:
                                        Surrender Charge (SC):          59.05
                                              Cash Value (CV):         925.07
                                  Average Annual Return (AAR):         -26.85%

Trusteed and NQ Contracts:
                                        Surrender Charge (SC):          53.14
                                              Cash Value (CV):         930.98
                                  Average Annual Return (AAR):         -24.95%

QP IRA Contracts (Individual):
                                        Surrender Charge (SC):          53.14
                                              Cash Value (CV):         930.98
                                  Average Annual Return (AAR):         -24.95%


*  Includes QP IRA group certificates.


4/6/94                       EQUI-VEST                [EQV93PRF.XLW]Quality Bond

        Standardized Performance for the Period Ending December 31, 1993
                           Investment Fund: High Yield



                              B = One Year               B = Three Years           B = Five Years             Since Inception
                       --------------------------- ------------------------- --------------------------- ---------------------------
                             Accum.      Admin.          Accum.      Admin.       Accum.       Admin.          Accum.      Admin.
Date     Unit Value     t    Value       Charge     t    Value       Charge   t   Value        Charge     t    Value       Charge
-------- ------------- ----- ----------- --------- ----- ----------- ------- ---- ------------ --------- ----- ----------- ---------
  1/2/87   53.471871                                                                                       0   1,000.00
12/31/87   55.225461                                                                                       1   1,032.79     20.66
12/31/88   59.788945                                                          0   1,000.00                 2   1,095.78     21.92
12/31/89   62.016058                                                          1   1,037.25       20.74     3   1,113.86     22.28
12/31/90   60.515262                                0    1,000.00             2     991.91       19.84     4   1,065.17     21.30
12/31/91   74.308235                                1    1,227.93     24.56   3   1,193.63       23.87     5   1,281.79     25.64
12/31/92   82.338588    0    1,000.00               2    1,333.41     26.67   4   1,296.17       25.92     6   1,391.90     27.84
12/31/93  100.037653    1    1,214.95     24.30     3    1,587.64     30.00   5   1,543.29       30.00     7   1,657.27     30.00





Account Value (Acct):        1,190.65                    1,557.64                 1,513.29                     1,627.27





TSA, IRA*, SEP, EDC Plan and Participant-Owned HR-10 Plan Certificates:
Surrender Charge (SC):          71.44                       80.00                    80.00                        73.23
Cash Value (CV):             1,119.21                    1,477.64                 1,433.29                     1,554.04
Average Annual Return (AAR):    11.92%                      13.90%                    7.46%                        6.51%

Trusteed and NQ Contracts:
Surrender Charge (SC):          60.00                       60.00                    60.00                         0.00
Cash Value (CV):             1,130.65                    1,497.64                 1,453.29                     1,627.27
Average Annual Return (AAR):    13.07%                      14.41%                    7.76%                        7.21%

QP IRA Contracts (Individual):
Surrender Charge (SC):          64.30                       80.00                    80.00                        73.23
Cash Value (CV):             1,126.35                    1,477.64                 1,433.29                     1,554.04
Average Annual Return (AAR):    12.64%                      13.90%                    7.46%                        6.51%


* Includes QP IRA group certificates.


4/6/94                        EQUI-VEST                 [EQV93PRF.XLW]High Yield

        Standardized Performance for the Period Ending December 31, 1993
                        Investment Fund: Growth & Income

                                                             Since Inception
                                                      -------------------------
                                                         Accum.          Admin.
   Date                Unit Value          t             Value           Charge
   ----                ----------          -             -----           ------
 12/31/88
 12/31/89
 12/31/90
 12/31/91
  10/1/93              101.380093          0           1,000.00
 12/31/93              100.782857          1             994.11           7.47

      Account Value (Acct):                              986.64

TSA, IRA*, SEP, EDC Plan and Participant-Owned HR-10 Plan Certificates:
                                        Surrender Charge (SC):          59.20
                                              Cash Value (CV):         927.44
                                  Average Annual Return (AAR):         -26.09%

Trusteed and NQ Contracts:
                                        Surrender Charge (SC):          53.28
                                              Cash Value (CV):         933.36
                                  Average Annual Return (AAR):         -24.18%

QP IRA Contracts (Individual):
                                        Surrender Charge (SC):          53.28
                                              Cash Value (CV):         933.36
                                  Average Annual Return (AAR):         -24.18%


*  Includes QP IRA group certificates.


4/6/94                                             [EQV93PRF.XLW]Growth & Income

        Standardized Performance for the Period Ending December 31, 1993
                     Investment Fund: Conservative Investors



                                     B = One Year               B = Three Years                 Since Inception
                              --------------------------- ----------------------------   ---------------------------
                                    Accum.      Admin.          Accum.      Admin.              Accum.       Admin.
Date            Unit Value     t    Value       Charge     t    Value       Charge        t     Value        Charge
--------------- ------------- ----- ----------- --------- ----- ----------- ----------   ---- ------------ ---------
 10/2/89          69.119928                                                                0    1,000.00
12/31/89          71.019416                                                                1    1,027.48       7.39
12/31/90          74.555332                                0    1,000.00                   2    1,070.88      21.42
12/31/91          88.156628                                1    1,182.43     23.65         3    1,240.91      24.82
12/31/92          92.010728    0    1,000.00               2    1,209.44     24.19         4    1,269.26      25.39
12/31/93         100.548785    1    1,092.79     21.86     3    1,295.24     25.90         5    1,359.30      27.19

Account Value (Acct):               1,070.93                    1,269.34                        1,332.11





TSA, IRA*, SEP, EDC Plan and Participant-Owned HR-10 Plan Certificates:
Surrender Charge (SC):                 64.26                       76.16                           71.93
Cash Value (CV):                    1,006.67                    1,193.18                        1,260.18
Average Annual Return (AAR):            0.67%                       6.06%                           5.60%

Trusteed and NQ Contracts:
Surrender Charge (SC):                 57.83                       60.00                           60.00
Cash Value (CV):                    1,013.10                    1,209.34                        1,272.11
Average Annual Return (AAR):            1.31%                       6.54%                           5.83%

QP IRA Contracts (Individual):
Surrender Charge (SC):                 57.83                       68.54                           71.93
Cash Value (CV):                    1,013.10                    1,200.80                        1,260.18
Average Annual Return (AAR):            1.31%                       6.29%                           5.60%


* Includes QP IRA group certificates.


4/6/94                  EQUI-VEST           [EQV93PRF.XLW]Conservative Investors

        Standardized Performance for the Period Ending December 31, 1993
                        Investment Fund: Growth Investors



                                     B = One Year               B = Three Years               Since Inception
                              --------------------------- ---------------------------- ---------------------------
                                    Accum.      Admin.          Accum.      Admin.            Accum.       Admin.
Date            Unit Value     t    Value       Charge     t    Value       Charge      t     Value        Charge
--------------- ------------- ----- ----------- --------- ----- ----------- ---------- ---- ------------ ---------
 10/2/89          51.533137                                                              0    1,000.00
12/31/89          53.415454                                                              1    1,036.53       7.39
12/31/90          58.293444                                0    1,000.00                 2    1,123.12      22.46
12/31/91          85.642190                                1    1,469.16     29.38       3    1,617.03      30.00
12/31/92          88.663930    0    1,000.00               2    1,490.57     29.81       4    1,643.03      30.00
12/31/93         100.827148    1    1,137.18     22.74     3    1,661.15     30.00       5    1,834.31      30.00

Account Value (Acct):               1,114.44                    1,631.15                      1,804.31





TSA, IRA*, SEP, EDC Plan and Participant-Owned HR-10 Plan Certificates:
Surrender Charge (SC):                 66.87                       80.00                         80.00
Cash Value (CV):                    1,047.57                    1,551.15                      1,724.31
Average Annual Return (AAR):            4.76%                      15.76%                        13.69%

Trusteed and NQ Contracts:
Surrender Charge (SC):                 60.00                       60.00                         60.00
Cash Value (CV):                    1,054.44                    1,571.15                      1,744.31
Average Annual Return (AAR):            5.44%                      16.25%                        14.00%

QP IRA Contracts (Individual):
Surrender Charge (SC):                 60.18                       80.00                         80.00
Cash Value (CV):                    1,054.26                    1,551.15                      1,724.31
Average Annual Return (AAR):            5.43%                      15.76%                        13.69%


* Includes QP IRA group certificates.

4/6/94                      EQUI-VEST             [EQV93PRF.XLW]Growth Investors

        Standardized Performance for the Period Ending December 31, 1993
                  Investment Fund: Intermediate Gov't Security



                                                    B = One Year                          Since Inception
                                          ---------------------------------       ---------------------------------
                                                    Accum.        Admin.                    Accum.        Admin.
     Date             Unit Value           t        Value         Charge           t        Value         Charge
---------------      --------------       ----    ------------    ---------       ----    ------------    ---------
  4/1/91               79.676917                                                    0     1,000.00
12/31/91               88.397370                                                    1     1,109.45         22.19
12/31/92               92.091607           0      1,000.00                          2     1,132.70         22.65
12/31/93              100.470450           1      1,090.98         21.82            3     1,211.04         24.22

           Account Value (Acct):                  1,069.16                                1,186.82





TSA, IRA*, SEP, EDC Plan and Participant-Owned HR-10 Plan Certificates:
Surrender Charge (SC):                               64.15                                   71.21
Cash Value (CV):                                  1,005.01                                1,115.61
Average Annual Return (AAR):                          0.50%                                   4.06%

Trusteed and NQ Contracts:
Surrender Charge (SC):                               57.73                                   60.00
Cash Value (CV):                                  1,011.43                                1,126.82
Average Annual Return (AAR):                          1.14%                                   4.43%

QP IRA Contracts (Individual):
Surrender Charge (SC):                               57.73                                   64.09
Cash Value (CV):                                  1,011.43                                1,122.73
Average Annual Return (AAR):                          1.14%                                   4.30%


* Includes QP IRA group certificates.


4/6/94                          EQUI-VEST
                                       [EQV93PRF.XLW]Intermediate Gov't Security

        Standardized Performance for the Period Ending December 31, 1993
                             Investment Fund: Global



                               B = One Year               B = Three Years            B = Five Years             Since Inception
                        --------------------------- -------------------------- --------------------------- -------------------------
                              Accum.      Admin.          Accum.      Admin.        Accum.       Admin.          Accum.      Admin.
Date      Unit Value     t    Value       Charge     t    Value       Charge    t   Value        Charge     t    Value       Charge
--------- ------------- ----- ----------- --------- ----- ----------- -------- ---- ------------ --------- ----- ----------- -------
 8/28/87    55.637589                                                                                        0   1,000.00
12/31/87    48.032208                                                                                        1     863.30     10.27
12/31/88    52.544826                                                           0   1,000.00                 2     933.18     18.66
12/31/89    65.700058                                                           1   1,250.36       25.01     3   1,143.48     22.87
12/31/90    60.890182                                0    1,000.00              2   1,135.65       22.71     4   1,038.57     20.77
12/31/91    78.431030                                1    1,288.07     25.76    3   1,433.54       28.67     5   1,311.00     26.22
12/31/92    76.983608    0    1,000.00               2    1,239.02     24.78    4   1,378.94       27.58     6   1,261.07     25.22
12/31/93   100.353483    1    1,303.57     26.07     3    1,582.84     30.00    5   1,761.60       30.00     7   1,611.01     30.00

Account Value (Acct):         1,277.50                    1,552.84                  1,731.60                     1,581.01





TSA, IRA*, SEP, EDC Plan and Participant-Owned HR-10 Plan Certificates:
Surrender Charge (SC):           76.65                       80.00                     80.00                        71.15
Cash Value (CV):              1,200.85                    1,472.84                  1,651.60                     1,509.86
Average Annual Return (AAR):     20.09%                      13.78%                    10.56%                        6.71%

Trusteed and NQ Contracts:
Surrender Charge (SC):           60.00                       60.00                     60.00                         0.00
Cash Value (CV):              1,217.50                    1,492.84                  1,671.60                     1,581.01
Average Annual Return (AAR):     21.75%                      14.29%                    10.82%                        7.49%

QP IRA Contracts (Individual):
Surrender Charge (SC):           68.99                       80.00                     80.00                        71.15
Cash Value (CV):              1,208.52                    1,472.84                  1,651.60                     1,509.86
Average Annual Return (AAR):     20.85%                      13.78%                    10.56%                        6.71%


* Includes QP IRA group certificates.


4/6/94                      EQUI-VEST                       [EQV93PRF.XLW]Global